                                                                   Exhibit 21.01

                                                SUBSIDIARIES OF THE REGISTRANT
SUBSIDIARY NAME                                                                           STATE/JURISDICTION OF INCORPORATION
---------------                                                                           -----------------------------------
Allegiance Corporation                                                                                  Delaware

Allegiance Healthcare Corporation                                                                       Delaware

Pacific Surgical Innovations, Inc.                                                                      California

Surgical Instrument Repair Service, LLC                                                                 Delaware

Procedure-Based Instrument Services, LLC                                                                Delaware

Surgical CaRepair, LLC                                                                                  Michigan

Allegiance Healthcare International, Inc.                                                               Delaware

Allegiance Healthcare Canada Inc.                                                                       Canada

Source Medical, Inc.(1)                                                                                 Canada

Allegiance K. K.                                                                                        Japan

Allegiance PRO Inc.                                                                                     Nevada

Cardinal Health International Ventures, Limited                                                         Barbados

Cirmex de Chihuahua S.A. de C.V.                                                                        Mexico

Cirpro de Delicias S.A. de C.V.                                                                         Mexico

Convertors de Mexico S.A. de C.V.                                                                       Mexico

Dutch American Manufacturers (D.A.M.) B.V.                                                              Netherlands

Allegiance Healthcare Holding B.V.                                                                      Netherlands

Allegiance Healthcare Deutschland Holding GmbH                                                          Germany

Allegiance Healthcare Deutschland GmbH                                                                  Germany

International Medical Products (Deutschland) GmbH                                                       Germany
----------
(1)      Source Medical, Inc. is controlled by Allegiance Healthcare Canada Inc.
         with 50% of the common shares and 100% of preferred shares (1 share).

SUBSIDIARY NAME                                                                           STATE/JURISDICTION OF INCORPORATION
---------------                                                                           -----------------------------------
Allegiance Healthcare Distribution GmbH                                                                 Austria

Allegiance Healthcare GmbH                                                                              Switzerland

Allegiance Industries Sdn. Bhd.                                                                         Malaysia

Allegiance Medica S.R.L.                                                                                Italy

Allegiance S.L.                                                                                         Spain

Allegiance S.P.R.L.                                                                                     Belgium

Allegiance Sante S.A.                                                                                   France

Allegiance Trading GmbH                                                                                 Switzerland

International Medical Products Group B.V.                                                               Netherlands

Mepro Medische Produkten B.V.                                                                           Netherlands

Surgical Technologies B.V.                                                                              Netherlands

Surgi-Tech Deutschland GmbH                                                                             Germany

Surgi-Tech Europa Divisione Surgi-Tech Italia SRL                                                       Italy

Allegiance Healthcare International GmbH                                                                Austria

Allegiance International Manufacturing (Bermuda) Ltd.                                                   Bermuda

Bauer Branch                                                                                            Dominican Republic

Converters Branch                                                                                       Dominican Republic

Allegiance Healthcare (Thailand) Ltd.                                                                   Thailand

Allegiance Labuan Holdings Pte. Ltd.                                                                    Malaysia

Allegiance Healthcare (Labuan) Pte. Ltd.                                                                Malaysia

Allegiance (BVI) Holdings Co. Ltd.                                                                      British Virgin Islands

Allegiance Healthcare Sdn. Bhd.                                                                         Malaysia

Eurovac Limited                                                                                         Malta

Productos Urologos de Mexico S.A. de C.V.                                                               Mexico

Quiroproductos de Cuauhtemoc S.A. de C.V.                                                               Mexico

SUBSIDIARY NAME                                                                           STATE/JURISDICTION OF INCORPORATION
---------------                                                                           -----------------------------------
Automatic Liquid Packaging, Inc.                                                                        Illinois

C. International, Inc.                                                                                  Ohio

Grupo Comercial e Industrial Marzam, S.A. de C.V.(2)                                                    Mexico

Cardal, Inc.                                                                                            Ohio

Cardinal Health Capital Corporation                                                                     Ohio

Cardinal Health Holding International, Inc.                                                             New Jersey

Cardinal Health Manufacturing Services B. V.                                                            Netherlands

Cardinal Health Puerto Rico, Inc.                                                                       Puerto Rico

Pharmaceutical Packaging Specialties, Inc.                                                              Puerto Rico

Cardinal Health Finance                                                                                 United Kingdom

Cardinal Health Staffing Network, Inc.                                                                  Ohio

The Enright Group, Inc.                                                                                 Virginia

Cardinal Health Systems, Inc.                                                                           Ohio

Cardinal Southeast, Inc.                                                                                Mississippi

Cardinal Syracuse, Inc.                                                                                 New York

CORD Logistics, Inc.                                                                                    Ohio

Comprehensive Reimbursement Consultants, Inc.                                                           Minnesota

James W. Daly, Inc.                                                                                     Massachusetts

Killilea Development Company, Ltd.                                                                      Ohio

Leader Drugstores, Inc.                                                                                 Delaware

Medical Strategies, Inc.                                                                                Massachusetts

Medicine Shoppe International, Inc.                                                                     Delaware
----------
(2)      A Mexican joint venture among C. International, Inc., Grupo Comercial e
         Industrial Marzam, S.A. de C.V., and certain individuals, in which C.
         International, Inc. has a 12% equity investment.

SUBSIDIARY NAME                                                                           STATE/JURISDICTION OF INCORPORATION
---------------                                                                           -----------------------------------
Medicine Shoppe Capital Corporation                                                                     Nevada

Pharmacy Operations of New York, Inc.                                                                   New York

Pharmacy Operations, Inc.                                                                               Delaware

Medicine Shoppe Internet, Inc.                                                                          Missouri

Managed Pharmacy Benefits, Inc.                                                                         Missouri

MediQual Systems, Inc.                                                                                  Delaware

National Pharmpak Services, Inc.                                                                        Ohio

National Specialty Services, Inc.                                                                       Tennessee

Ohio Valley-Clarksburg, Inc.                                                                            Delaware

Owen Healthcare, Inc.                                                                                   Texas

Owen Healthcare Building, Inc.                                                                          Texas

Owen Shared Services, Inc.                                                                              Texas

Lake Charles Pharmaceutical and Medical Equipment Supply Company, L.L.C.(3)                             Louisiana

Mississippi Medical Supply Cooperative, LLC(4)                                                          Delaware

Northern Michigan Supply Alliance, LLC                                                                  Michigan

Pharmacy Automated Systems Incorporated Sdn Bhd(5)                                                      Malaysia

PCI/Acquisition III, Inc.                                                                               Delaware

PCI, Inc.                                                                                               New Jersey

PCI Services, Inc.                                                                                      Delaware

Packaging Coordinators, Inc.                                                                            Pennsylvania

Packaging Coordinators Incorporated, Caribe                                                             Delaware
----------
(3)      A Louisiana limited liability company formed by Owen Shared Services,
         Inc. and Lake Charles Memorial Hospital, Inc.
(4)      A Delaware limited liability company formed by Owen Shared Services,
         Inc., Rush Foundation Hospital, Inc. and Riley Memorial Hospital
(5)      A Malaysian joint venture among Owen Healthcare, Inc., Remedi
         Pharmaceutical and Apex Pharmacy, in which Owen Healthcare, Inc. has a
         5% equity interest.

SUBSIDIARY NAME                                                                           STATE/JURISDICTION OF INCORPORATION
---------------                                                                           -----------------------------------
PCI/Delvco, Inc.                                                                                        Delaware

PCI/Tri-Line (USA), Inc.                                                                                Delaware

The Tri-Line Co., Inc.                                                                                  Delaware

PCI West, Inc.                                                                                          Delaware

Phillipi Holdings, Inc.                                                                                 Ohio

Pyxis Corporation                                                                                       Delaware

Pyxis Capital Corporation                                                                               Nevada

Pyxis Healthcare Systems, Inc.                                                                          Canada

R.P. Scherer Corporation                                                                                Delaware

Cardinal Health Holdings Ltd.                                                                           United Kingdom

Allegiance Healthcare Ltd.                                                                              United Kingdom

Herd Mundy Richardson (Holdings) Limited                                                                United Kingdom

Herd Mundy Richardson Limited                                                                           United Kingdom

PCI Holdings (UK) Co.                                                                                   United Kingdom

Unipack, Ltd.                                                                                           United Kingdom

Tool Rite(6)                                                                                            United Kingdom

R.P. Scherer Holdings Limited                                                                           United Kingdom

R. P. Scherer Limited                                                                                   United Kingdom

Moresville, Limited                                                                                     United Kingdom

P. Leiner and Sons (Encapsulations)                                                                     United Kingdom

P. Leiner and Sons (Engineering)                                                                        United Kingdom

Scherer DDS Limited                                                                                     United Kingdom
----------
(6)      49.6% owned by Unipack, Ltd.

SUBSIDIARY NAME                                                                           STATE/JURISDICTION OF INCORPORATION
---------------                                                                           -----------------------------------
Cardinal Health GbR                                                                                     Germany

Cardinal Health Holdings GmbH                                                                           Germany

F&F Holding GmbH                                                                                        Germany

R.P. Scherer GmbH & Co. KG                                                                              Germany

Allcaps Weichgelatinkapseln GmbH & Co. KG                                                               Germany

Allcaps Weichgelatinkapseln Verwaltungs GmbH                                                            Germany

R.P. Scherer Betieligungs GmbH                                                                          Germany

R.P. Scherer (Spain) S.A.                                                                               Spain

R.P. Scherer Verwaltungs GmbH(7)                                                                        Germany

PCI allpack GmbH                                                                                        Germany

Gelatin Products International, Inc.                                                                    Delaware

R.P. Scherer Argentina S.A.I.C.(8)                                                                      Argentina

R.P. Scherer Canada Inc.                                                                                Canada

R.P. Scherer do Brasil Encapsulacoes, Ltda.                                                             Brazil

R.P. Scherer Egypt(9)                                                                                   Egypt

R.P. Scherer (Europe) AG                                                                                Switzerland

International Capsule Company S.r.l.                                                                    Italy

R.P. Scherer Holdings Pty. Ltd.                                                                         Australia

R.P. Scherer Pty. Limited                                                                               Australia

R.P. Scherer K.K. Limited(10)                                                                           Japan
----------
(7)      51% owned by F&F Holdings GmbH.
(8)      99.91% owned by R.P. Scherer Corporation.
(9)      R.P. Scherer Corporation has a 10% ownership interest.
(10)     R.P. Scherer Corporation has a 60% ownership interest.

SUBSIDIARY NAME                                                                           STATE/JURISDICTION OF INCORPORATION
---------------                                                                           -----------------------------------
R.P. Scherer Inc.                                                                                       New Jersey

R.P. Scherer S.A.(11)                                                                                   France

R.P. Scherer S.p.A.                                                                                     Italy

R.P. Scherer South, Inc.                                                                                Delaware

R.P. Scherer Technologies, Inc.                                                                         Nevada

RPS Technical Services, Inc.                                                                            Delaware

R.P. Scherer DDS B.V.                                                                                   Netherlands

Scherer Production S.A.                                                                                 France

RedKey, Inc.                                                                                            Ohio

The Griffin Group, Inc.                                                                                 Nevada

Axiom Healthcare Services Pty. Ltd.(12)                                                                 Australia

Brighton Capital, Inc.                                                                                  Nevada

Cardinal West, Inc.                                                                                     Nevada

Cascade Development, Inc.                                                                               Nevada

CDI Investments, Inc.                                                                                   Delaware

Griffin Capital Corporation                                                                             Nevada

Cardinal Health Funding, LLC                                                                            Nevada

Meditrol, Inc.                                                                                          Nevada

Meditrol Automation Systems, Inc.                                                                       Texas

Pinnacle Intellectual Property Services, Inc.                                                           Nevada

Pinnacle Intellectual Property Services                                                                 Nevada
International, Inc.

Red Wing Data Corporation                                                                               Nevada
----------
(11)     50% owned by R. P. Scherer Corporation; 40% owned by R. P. Scherer
         GmbH; 5% owned by F & F Holding GmbH; 5% owned by individuals.
(12)     An Australian joint venture in which The Griffin Group, Inc. has a 50%
         ownership interest.

SUBSIDIARY NAME                                                                           STATE/JURISDICTION OF INCORPORATION
---------------                                                                           -----------------------------------
ScriptLINE, Inc.                                                                                        Nevada

Vistant Holdings, Inc.                                                                                  Nevada

Vistant Corporation                                                                                     Delaware

Whitmire Distribution Corporation                                                                       Delaware